UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): July 12, 2006



                                 POSEIDIS, INC.
            --------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


 Florida                              0-26329              65-0867538
--------------------------------     -----------     ---------------------------
(State or Other Jurisdiction of      (Commission       (IRS Employer
   Incorporation or Organization)    File Number)           Identification No.)


             222 Lakeview Ave., Suite 160, West Palm Beach, FL 33401
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: (305) 428-3757


                                 Not Applicable
            --------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


-----------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

     On July 12, 2006, Poseidis, Inc. ("we" or the "Company") issued a Promissory Note (the "Note") to Louis Pardo, a director, officer, and substantial stockholder of the Company (the "Holder"), pursuant to which we obtained a loan in the principal amount of $30,000.

     The Note bears interest at the rate of 9.25% per annum. The principal and accrued interest shall be paid in full on demand, not later than the fifth business day after written demand for repayment is received by the Company.
Prior to receiving a demand for repayment from the Holder, the Company may prepay and redeem this Note at the election of the Company without penalty of any kind, at any time in whole or in part, at a price equal to the outstanding principal of this Note together with accrued interest to the date of such prepayment, along with any other sums due.


SECTION 2 - FINANCIAL INFORMATION

Item 2.03 Creation of a Direct Financial Obligation.

     See Item 1.01 above.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Not applicable.

     (d)  Exhibits

Exhibit      Description                                          Location
---------    -------------------------------------------------    --------------

99.1        Promissory Note dated as of July  12, 2006  issued
            to Louis Pardo in the principal amount of $30,000     Filed herewith



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

Date:  July 18, 2006

                                 POSEIDIS, INC.
                           -------------------------
                                  (Registrant)


                         By:        /s/ John J. McGovern
                                  -----------------------------
                                      John J. McGovern
                                   Executive Vice President and
                                   Chief Financial Officer